UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 30, 2013, DISH Network Corporation (“DISH”) issued a press release announcing that DISH Acquisition Holding Corporation, a Delaware corporation and a wholly owned subsidiary of DISH, has commenced a tender offer to purchase all outstanding shares of Class A Common Stock of Clearwire Corporation, including any shares of Class A Common Stock issued in respect of outstanding shares of Class B Common Stock, for $4.40 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release “DISH Network Announces Commencement of Tender Offer to Purchase All Clearwire Corporation Class A Common Stock” dated May 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Executive Vice President, General Counsel and Secretary

Dated:  May 30, 2013

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release “DISH Network Announces Commencement of Tender Offer to Purchase All Clearwire Corporation Class A Common Stock” dated May 30, 2013